united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22624

Arrow ETF Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100 Laurel, MD 20707

(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 1/31

Date of reporting period: 1/31/20

Item 1. Reports to Stockholders.

Arrow Dow Jones Global Yield ETF

GYLD

Annual Report

January 31, 2020

1-877-277-6933

1-877-ARROW-FD

www.ArrowFunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.ArrowFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholder:

We are pleased to present this annual report for the Arrow Dow Jones Global Yield ETF (“GYLD” or the “Fund”) for the year ended January 31, 2020.

GYLD seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones Global Composite Yield Index.

The Fund’s portfolio is managed to closely replicate the holdings of the Dow Jones Global Composite Yield Index (“DJGYLD”, the “Index” or the “Benchmark”), which sources its return and yield from equally weighted exposure to five sub-indexes. With 30 holdings in each of the five sub-index baskets, the Index is comprised of 150 total holdings. From time to time, the Fund holdings may not precisely replicate the Index due to factors including, but not limited to, the availability of the holdings, liquidity, currency denominations and other market factors. The Index generally starts with 150 total holdings during its annual reconstitution. Throughout the year, some components may be dropped from the Index if they fail to continue qualifying based on the screening methodology. The next annual Index reconstitution is scheduled for March 31, 2020. Variance in holdings, timing of trades, costs of trade execution, management fees and other factors may lead to portfolio tracking discrepancies from the Benchmark. Over the past year, using weekly data, the Fund has tracked the composite Index’s performance with 90.00% correlation.

Management’s Discussion of Fund Performance

All Fund performance is based on net asset value (“NAV”) and assumes the reinvestment of distributions, without regard to individual taxes or withholdings. Index returns assume reinvestment of distributions, but do not include fees. Individual performance will vary due to a number of factors including, but not limited to, trading commissions, bid/ask spreads, premium/discounts relative to NAV, time of trading and other potential market factors—please refer to the Fund’s prospectus for more information.

For the one-year period ended January 31, 2020, the performance of GYLD was 0.59% while DJGYLD was 2.12%. Since GYLD’s inception on May 8, 2012 (first trade date) through January 31, 2020, the Fund has an annualized total return of 1.30% and the Benchmark has returned 2.25%. For broad market domestic equity comparisons, the U.S. stock market, as represented by the S&P 500 Index, returned 21.67% for the one-year period through January 31, 2020. The domestic bond market ended the one-year reporting period with a gain of 9.64%, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. Overall, GYLD underperformed some of the popular broad-based international market benchmarks. Returns in the international equity markets were healthy, with the MSCI EAFE (USD Net) equity index up 12.78% for the year. On the international bonds front, the Barclays Global Aggregate (ex/US) Bond Index was up 3.95% for the year.

For the one-year period through January 31, 2020, three of the five category baskets had positive returns on a standalone basis. Global Sovereign Debt was up 16.67%, Global Corporate High Yield was up 7.33% and Global Equity was up 4.71% for the period. Global Real Estate was down -10.83% and Global Alternative Yield was down -5.22%.

The Fund generally pays distributions monthly, or as needed if special distributions are required. As of the last distribution made during the reporting period on January 31, 2020, the Fund’s 30-day U.S. Securities and Exchange Commission yield was 7.82% and the 12-month distribution yield was 8.59%.

For more information about current performance, holdings or historical premiums/discounts, please visit our website at www.arrowfunds.com. We are grateful for your continued confidence in our company.

Sincerely,

Joseph J. Barrato

Chief Executive Officer

Arrow Investment Advisors, LLC

March 2020

AD-031920

Arrow Dow Jones Global Yield ETF
PORTFOLIO REVIEW (Unaudited)
January 31, 2020

The Fund’s performance figures* for the year ended January 31, 2020, as compared to its benchmark:

				Annualized
		Annualized	Annualized	Since Inception** -
	One Year	Three Years	Five Years	January 31, 2020
Arrow Dow Jones Global Yield ETF - NAV	0.59%	1.00%	(1.32)%	1.30%
Arrow Dow Jones Global Yield ETF - Market Price	1.46%	0.81%	(1.63)%	1.01%
Dow Jones Global Composite Yield Index ***	2.12%	1.99%	(0.33)%	2.25%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.arrowfunds.com or by calling 1-877-277-6933.

The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception (5/2/2012) to the first day of secondary market trading shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.arrowfunds.com. The Fund’s total annual operating expenses are 0.75% per the June 1, 2019 prospectus. Please see the Financial Highlights for a more recent expense ratio.

**	Commencement of trading was May 8, 2012.

***	The Dow Jones Global Composite Yield Index is constructed by equally weighting the five global high-yield index baskets, each of which is made up of 30 equally weighted components.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Holdings by Sector are as follows:

Sector	% of Net Assets
Financials	27.7%
Energy	26.4%
Government	19.2%
Materials	6.2%
Consumer Discretionary	5.5%
Communications	4.0%
Industrials	3.6%
Utilities	2.7%
Health Care	1.3%
Consumer Staples	0.8%
Technology	0.7%
Other, Cash & Cash Equivalents	1.9%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS
January 31, 2020

Principal Amount ($)		Coupon Rate (%)		Maturity	Value
	BONDS & NOTES - 39.0%
	AUTO PARTS MANUFACTURING - 0.7%
380,000	Tenneco, Inc.	5.000		7/15/2026	$351,510

	CHEMICALS - 1.4%
350,000	Chemours Co.	7.000		5/15/2025	335,680
340,000	Olin Corp.	5.625		8/1/2029	359,329
					695,009
	ENTERTAINMENT CONTENT - 1.4%
360,000	AMC Networks, Inc.	4.750		8/1/2025	364,199
345,000	Liberty Interactive LLC	8.250		2/1/2030	350,813
					715,012
	EXPLORATION & PRODUCTION - 5.2%
400,000	Antero Resources Corp.	5.125		12/1/2022	345,712
355,000	CNX Resources Corp.	5.875		4/15/2022	351,450
350,000	Murphy Oil Corp.	5.875		12/1/2027	359,188
354,000	PDC Energy, Inc.	5.750		5/15/2026	342,592
361,000	QEP Resources, Inc.	5.625		3/1/2026	323,086
421,000	Range Resources Corp.	4.875		5/15/2025	329,433
354,000	SM Energy Co.	6.625		1/15/2027	321,192
390,000	Southwestern Energy Co.	6.200	**	1/23/2025	325,646
					2,698,299
	FINANCIAL SERVICES - 0.7%
340,000	Icahn Enterprises Finance Corp.	6.250		5/15/2026	357,528

	OIL & GAS SERVICES & EQUIPMENT - 1.3%
382,000	Nabors Industries, Inc.	5.750		2/1/2025	314,354
360,000	Oceaneering International, Inc.	4.650		11/15/2024	348,300
					662,654
	PHARMACEUTICALS - 1.4%
381,000	Teva Pharmaceutical Finance Netherlands III BV	2.800		7/21/2023	355,060
426,000	Teva Pharmaceutical Finance Netherlands III BV	3.150		10/1/2026	364,752
					719,812
	PIPELINE - 4.2%
375,000	Buckeye Partners LP	3.950		12/1/2026	370,164
350,000	DCP Midstream Operating LP	5.125		5/15/2029	369,898
370,000	EnLink Midstream LLC	5.375		6/1/2029	335,709
385,000	EnLink Midstream Partners LP	4.150		6/1/2025	355,964
340,000	NuStar Logistics LP	6.000		6/1/2026	358,385
464,000	Summit Midstream Holdings LLC	5.750		4/15/2025	358,247
					2,148,367
	REAL ESTATE - 0.6%
374,000	Washington Prime Group LP	6.450	**	8/15/2024	333,950

	SOVEREIGN - 20.7%
425,000	Brazilian Government International Bond	4.250		1/7/2025	460,594
230,000	Brazilian Government International Bond	6.000		4/7/2026	272,895
195,000	Brazilian Government International Bond	10.125		5/15/2027	282,159
365,000	Brazilian Government International Bond	5.625		1/7/2041	424,840
361,000	Chile Government International Bond	3.860		6/21/2047	417,733
145,000	Colombia Government International Bond	8.125		5/21/2024	179,450
399,000	Colombia Government International Bond	6.125		1/18/2041	540,595
210,000	Hungary Government International Bond	7.625		3/29/2041	354,257
300,000	Indonesia Government International Bond	3.500		1/11/2028	316,835
300,000	Indonesia Government International Bond	3.400		9/18/2029	317,227
400,000	Indonesia Government International Bond	4.350		1/11/2048	452,292
315,000	Israel Government International Bond	4.500		1/30/2043	390,628
323,000	Mexico Government International Bond	4.000		10/2/2023	343,276

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	SOVEREIGN - 20.7% (continued)
350,000	Mexico Government International Bond	4.150	3/28/2027	$381,504
277,000	Mexico Government International Bond	4.750	3/8/2044	318,117
375,000	Mexico Government International Bond	4.600	2/10/2048	427,479
255,000	Panama Government International Bond	8.875	9/30/2027	367,034
345,000	Peruvian Government International Bond	2.844	6/20/2030	366,206
250,000	Peruvian Government International Bond	5.625	11/18/2050	383,359
100,000	Republic of South Africa Government International Bond	5.500	3/9/2020	100,365
239,000	Republic of South Africa Government International Bond	4.665	1/17/2024	250,804
450,000	Republic of South Africa Government International Bond	4.875	4/14/2026	472,352
537,000	Republic of South Africa Government International Bond	6.250	3/8/2041	585,795
430,000	Republic of South Africa Government International Bond	5.000	10/12/2046	403,820
212,000	Turkey Government International Bond	5.625	3/30/2021	218,757
439,000	Turkey Government International Bond	3.250	3/23/2023	435,229
400,000	Turkey Government International Bond	6.125	10/24/2028	424,734
385,000	Turkey Government International Bond	6.000	1/14/2041	389,890
440,000	Turkey Government International Bond	5.750	5/11/2047	425,656
				10,703,882
	WIRELESS TELECOMMUNICATION SERVICES - 1.4%
355,000	Level 3 Financing, Inc.	5.375	8/15/2022	356,509
325,000	United States Cellular Corp .	6.700	12/15/2033	369,142
				725,651

	TOTAL BONDS & NOTES (Cost $19,110,229)			20,111,674

	COMMON STOCKS - 42.1%
	ASSET MANAGEMENT - 0.7%
194	Ashford, Inc. *			4,670
87,444	Standard Life Aberdeen PLC			347,535
				352,205
	AUTOMOTIVE - 0.7%
85,296	Tofas Turk Otomobil Fabrikasi AS			376,243

	BANKING - 3.6%
146,087	Intesa Sanpaolo S.p.A			363,532
22,062	National Australia Bank Ltd.			381,937
46,879	Nordea Bank Abp.			370,221
11,069	Societe Generale SA			358,494
25,788	Swedbank AB			396,640
				1,870,824
	CHEMICALS - 1.4%
50,154	Chemtrade Logistics Income Fund			355,710
1,305,765	Sinopec Shanghai Petrochemical Co. Ltd.			334,643
				690,353

	CONSTRUCTION MATERIALS - 0.7%
117,265	CSR Ltd.			381,525

	CONSUMER PRODUCTS - 0.6%
24,527	Astral Foods Ltd.			325,582

	ENGINEERING & CONSTRUCTION SERVICES - 0.1%
33,892	Galliford Try Holdings PLC			66,666

	HEALTH CARE FACILITIES & SERVICES - 0.0%
3,231	Five Star Senior Living, Inc. *			14,636

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2020

Shares		Value
	HOME & OFFICE PRODUCTS - 1.6%
66,984	Crest Nicholson Holdings PLC	$441,492
19,452	Vistry Group PLC	353,862
		795,354
	INSTITUTIONAL FINANCIAL SERVICES - 0.7%
133,444	Coronation Fund Managers Ltd.	373,656

	IRON & STEEL - 3.0%
256,287	Eregli Demir ve Celik Fabrikalari TAS	399,525
566,153	Magnitogorsk Iron & Steel Works PJSC	397,832
16,728	Novolipetsk Steel PJSC - ADR	361,994
25,618	Severstal PJSC	365,323
		1,524,674
	METALS & MINING - 0.8%
12,386	MMC Norilsk Nickel PJSC	400,316

	OIL, GAS & COAL - 3.4%
13,806	Bashneft PJSC	379,976
637,477	China Petroleum & Chemical Corp.	339,062
70,830	EnLink Midstream LLC	356,275
478,899	Indo Tambangraya Megah Tbk PT	352,467
17,959	Tupras Turkiye Petrol Rafinerileri AS	337,875
		1,765,655
	REAL ESTATE INVESTMENT TRUSTS (REITS) - 20.4%
257,810	Agile Group Holdings Ltd.	343,308
23,061	Apple Hospitality REIT, Inc.	346,376
168,836	Ascendas Real Estate Investment Trust	389,650
129,532	Ashford Hospitality Trust, Inc.	318,649
122,307	Charter Hall Retail REIT	385,648
20,180	Chatham Lodging Trust	329,943
46,656	Diversified Healthcare Trust	360,184
13,200	Eurocommercial Properties NV - ADR	330,013
234,090	Fibra Uno Administracion SA de CV	384,211
234,380	Growthpoint Properties Ltd.	329,549
207,005	Guangzhou R&F Properties Co Ltd.	315,643
90,575	Hammerson PLC	278,670
92,923	Hyprop Investments Ltd.	333,729
22,861	H&R Real Estate Inv.	369,738
26,593	Independence Realty Trust, Inc.	390,119
17,858	Kimco Realty Corp.	340,195
19,263	Kite Realty Group Trust	331,324
9,882	Klepierre SA	336,532
13,988	Macerich Co.	312,072
289,874	Mapletree Logistics Trust	390,774
432,206	Mapletree North Asia Commercial Trust	376,823
41,169	NEPI Rockcastle PLC	338,969
71,152	Pennsylvania Real Estate Investment Trust	280,339
692,917	Redefine Properties Ltd.	332,149
20,428	RLJ Lodging Trust	317,860
25,171	RPT Realty	351,135
15,274	Service Properties Trust	329,613
26,946	SITE Centers Corp.	342,484
2,356	Unibail-Rodamco-Westfield	320,099
104,748	Washington Prime Group, Inc.	315,291
16,328	Wereldhave NV	300,372
		10,521,461

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2020

Shares		Value
	RETAIL - DISCRETIONARY - 0.7%
130,966	Harvey Norman Holdings Ltd.	$370,866

	TELECOMMUNICATIONS - 1.5%
28,601	CenturyLink, Inc.	390,690
37,499	Mobile TeleSystems PJSC	382,115
		772,805
	TRANSPORTATION & LOGISTICS - 1.4%
27,859	GasLog Partners LP	285,276
27,745	Hoegh LNG Partners LP	418,117
		703,393
	UTILITIES - 0.8%
118,988,667	Federal Grid Co. Unified Energy System PJSC	407,990

	TOTAL COMMON STOCKS (Cost $24,793,574)	21,714,204

	MASTER LIMITED PARTNERSHIPS - 16.0%
	OIL, GAS & COAL - 12.9%
38,072	Alliance Resource Partners LP	344,171
13,556	Crestwood Equity Partners LP	392,582
23,703	CrossAmerica Partners LP	443,483
17,172	DCP Midstream LP	361,127
13,352	Delek Logistics Partners LP	426,730
42,056	Enable Midstream Partners LP	395,326
1	Energy Transfer LP	13
14,919	EQM Midstream Partners LP	345,375
20,800	Genesis Energy LP	371,696
21,053	Global Partners LP/MA	415,165
25,337	Kimbell Royalty Partners LP	360,292
106,891	Martin Midstream Partners LP	324,949
1	Natural Resource Partners LP	20
37,235	NGL Energy Partners LP	373,839
16,420	NuStar Energy LP	448,430
20,832	PBF Logistics LP	437,472
131,670	Summit Midstream Partners LP	420,027
13,982	Sunoco LP	434,980
24,083	USA Compression Partners LP	382,438
		6,678,115
	TRANSPORTATION & LOGISTICS - 2.2%
32,384	Capital Product Partners LP	404,800
49,420	Golar LNG Partners LP	337,539
21,887	KNOT Offshore Partners LP	417,385
		1,159,724

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2020

Shares		Value
	UTILITIES - 0.9%
19,544	Suburban Propane Partners LP	$442,672

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $10,012,728)	8,280,511

	TOTAL INVESTMENTS - 97.1% (Cost - $53,916,531)	$50,106,389
	OTHER ASSETS LESS LIABILITIES - 2.9%	1,471,011
	NET ASSETS - 100.0%	$51,577,400

*	Non Income Producing Security

**	Variable Rate Security. Coupon rate shown as of January 31, 2020. Coupon rate on a step bond can change subject to credit ratings changes.

AB - Aktiebolag

ADR - American Depositary Receipt

AS - Anonim Sirketi

BV - Besloten Vennootschap

LLC - Limited Liability Company

LP - Limited Partnership

LTD - Limited Company

NV - Naamloze Vennootschap

PJSC - Public Joint-Stock Company

PLC - Public Limited Company

SA - Société Anonyme

S.p.A - Societa per azioni

TAS - Turkish Accounting Standards

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2020

ASSETS
Investment securities:
At cost	$53,916,531
At value	$50,106,389
Cash	946,008
Foreign cash (cost $77,981)	77,484
Dividends and interest receivable	494,247
TOTAL ASSETS	51,624,128

LIABILITIES
Investment advisory fees payable	46,728
TOTAL LIABILITIES	46,728
NET ASSETS	$51,577,400

Net Assets Consist Of:
Paid in capital	$123,894,540
Accumulated deficit	(72,317,140)
NET ASSETS	$51,577,400

Net Asset Value Per Share:
Net Assets	$51,577,400
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,300,000
Net asset value (Net Assets ÷ Shares Outstanding)	$15.63

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2020

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $301,866)	$3,168,958
Interest	1,257,179
TOTAL INVESTMENT INCOME	4,426,137

EXPENSES
Investment advisory fees	430,122
TOTAL EXPENSES	430,122
NET INVESTMENT INCOME	3,996,015

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
In-kind redemptions	86,963
Investments	(1,745,491)
Foreign currency transactions	75,641
(1,582,887)
Net change in unrealized depreciation on:
Investments	(2,022,507)
Foreign currency translations	(24,507)
(2,047,014)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(3,629,901)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$366,114

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	January 31, 2020	January 31, 2019
FROM OPERATIONS
Net investment income	$3,996,015	$4,767,634
Net realized loss on investments and foreign currency transactions	(1,582,887)	(3,378,906)
Net change in unrealized depreciation on investments and foreign currency translations	(2,047,014)	(5,091,166)
Net increase (decrease) in net assets resulting from operations	366,114	(3,702,438)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital	(1,294,941)	(2,193,188)
Total other distributions paid	(3,417,616)	(2,991,225)
Net decrease in net assets resulting from distributions to shareholders	(4,712,557)	(5,184,413)

FROM SHARES OF BENEFICIAL INTEREST
Cost of shares redeemed	(6,104,562)	(39,730,801)
Transaction fees (Note 5)	30,006	49,254
Net decrease in net assets resulting from shares of beneficial interest	(6,074,556)	(39,681,547)

TOTAL DECREASE IN NET ASSETS	(10,420,999)	(48,568,398)

NET ASSETS
Beginning of Year	61,998,399	110,566,797
End of Year	$51,577,400	$61,998,399

SHARE ACTIVITY
Shares redeemed	(375,000)	(2,250,000)
Net decrease in shares of beneficial interest outstanding	(375,000)	(2,250,000)

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	For the Year	For the Year	For the Year		For the Year	For the Year
	Ended	Ended	Ended		Ended	Ended
	January 31, 2020	January 31, 2019	January 31, 2018		January 31, 2017	January 31, 2016
Net asset value, beginning of year	$16.87	$18.66	$18.92		$16.40	$24.30
Activity from investment operations:
Net investment income (1)	1.14	1.16	1.04		1.12	1.53
Net realized and unrealized gain (loss) on investments and foreign currency	(1.04)	(1.69)	(0.09)		2.74	(7.71)
Total from investment operations	0.10	(0.53)	0.95		3.86	(6.18)
Less distributions from:
Net investment income	(0.95)	(0.69)	(0.72)		(1.20)	(1.25)
Return of capital	(0.39)	(0.57)	(0.49)		(0.14)	(0.47)
Total distributions	(1.34)	(1.26)	(1.21)		(1.34)	(1.72)
Net asset value, end of year	$15.63	$16.87	$18.66		$18.92	$16.40
Total return (3)	0.59%	(2.69)%	5.30	% (4)	24.34%	(26.97)%
Net assets, at end of year (000s)	$51,577	$61,998	$110,567		$99,356	$87,310
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%		0.75%	0.75%
Ratio of net investment income to average net assets	6.97%	6.72%	5.60%		6.11%	6.97%
Portfolio Turnover Rate (2)	72%	69%	90%		74%	90%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS
January 31, 2020

1.	ORGANIZATION

The Arrow Dow Jones Global Yield ETF (the “Fund”) is a diversified series of shares of beneficial interest of Arrow ETF Trust (formerly Northern Lights ETF Trust) (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 29, 2011, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Global Yield Index (the “Index”). The investment objective is non-fundamental. The Fund commenced operations on May 2, 2012.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if Arrow Investment Advisors, LLC (the “Advisor”) believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Advisor and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”), subject to review by the Board. The Board will review the fair value method in use for securities requiring a fair market value determination and supporting documentation from the Advisor at least quarterly for consistency with the Procedures. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2020 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$20,111,674	$—	$20,111,674
Common Stocks	21,714,204	—	—	21,714,204
Master Limited Partnerships	8,280,511	—	—	8,280,511
Total	$29,994,715	$20,111,674	$—	$50,106,389

The Fund did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

In accordance with the Fund’s investment objectives, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Real Estate Investment Risk (REIT) – Investments in securities of real estate companies involve risks including, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, which are paid by their shareholders. Further, the failure of a company to qualify as a REIT or comply with applicable federal tax requirements could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment.

Master Limited Partnerships – The Fund invests in master limited partnerships (“MLPs”) which are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the roughly ninety MLPs in existence, fifty are eligible for inclusion in the Alerian MLP Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Monthly distributions in excess of ordinary taxable income are treated as returns of capital. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities or until call date. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended January 31, 2017 to January 31, 2019, or expected to be taken in the Fund’s January 31, 2020 year-end tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Ohio (Nebraska in prior years) and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions, gains and losses on the purchase and sale of foreign currencies and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended January 31, 2020, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $40,809,596 and $45,931,736 respectively.

For the year ended January 31, 2020, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $0 and $729,564, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. The Advisor serves as the Fund’s investment advisor pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. to serve as custodian and to act as transfer and shareholder services agent. The Trust has also entered into an ETF Distribution Agreement (the “Distribution Agreement”) with Northern Lights Distributors, LLC (“NLD” or the “Distributor”) to serve as the distributor for the Fund. Archer Distributors, LLC, an affiliate of the Advisor is also a party to the Distribution Agreement and provides marketing services to the Fund, including responsibility for all the Fund’s marketing and advertising materials.

Pursuant to the Advisory Agreement, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a unitary management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

The Advisor’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Advisor for providing services for the Fund. Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services and Independent Trustees’ fees, except for payments under the Fund’s 12b-1 plan, brokerage expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto). The Advisor, and not the Fund’s shareholders, would benefit from any reduction in fees paid for third-party services, including reductions based on increases in net assets.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration and fund accounting services to the Fund. Pursuant to separate servicing agreements with GFS, the Advisor, on behalf of the Fund pays GFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Advisor, on behalf of the Fund.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD and Northern Lights Compliance Services, LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 75,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$3,170	2.00%*

*     The maximum Transaction Fee may be up to 2.00% of the amount invested.

For the year ended January 31, 2020, the Fund received $15,850 and $30,006 in fixed fees and variable fees, respectively. Fixed Fees were used to cover the custodial and other costs incurred by the Fund.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	January 31, 2020	January 31, 2019
Ordinary Income	$3,417,616	$2,991,225
Long-Term Capital Gain	—	—
Return of Capital	1,294,941	2,193,188
	$4,712,557	$5,184,413

As of January 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(12,663)	$(66,763,006)	$—	$(5,541,471)	$(72,317,140)

The difference between book basis and tax basis unrealized depreciation, accumulated net investment income (loss) and accumulated net realized loss from investments and foreign currency transactions is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and tax adjustments for real estate investment trusts, partnerships and C-Corporation return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $12,663.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

At January 31, 2020, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$23,735,109	$43,027,897	$66,763,006	$—

Permanent book and tax differences, primarily attributable to tax adjustments for realized gain (loss) on in-kind redemptions, and the reclassification of Fund distributions resulted in reclassification for the year ended January 31, 2020 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$23,550	$(23,550)

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$55,644,293	$4,143,559	$(9,681,463)	$(5,537,904)

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. These amendments have been incorporated with these financial statements.

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been incorporated with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Distributions: The Board declared the following distributions after January 31, 2020:

Distribution Per Share	Record Date	Payable Date
$0.1004	2/19/2020	2/24/2020
$0.0087	3/17/2020	3/23/2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow ETF Trust
and the Shareholders of Arrow Dow Jones Global Yield ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Arrow Dow Jones Global Yield ETF, a series of shares of beneficial interest in Arrow ETF Trust (the “Fund”), including the portfolio of investments, as of January 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Arrow ETF Trust since 2012.

Philadelphia, Pennsylvania
March 31, 2020

Arrow Dow Jones Global Yield ETF
EXPENSE EXAMPLES (Unaudited)
January 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including a unitary management fee and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2019 through January 31, 2020.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expenses Ratio
	Account Value	Account Value	During Period*	During Period**
	8/1/2019	1/31/2020	8/1/19 - 1/31/20	8/1/19 - 1/31/20
Actual	$1,000.00	$1,000.46	$3.78	0.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

*	“Actual” expense information for the Fund is for the period from August 1, 2019 to January 31, 2020. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 184/365 (to reflect the period from August 1, 2019 to January 31, 2020). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/365 (to reflect the full half-year period).

**	Annualized.

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2020

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At an in person meeting held September 19, 2019 (the “Meeting”), the Board of Trustees (the “Board”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Arrow ETF Trust (the “Trust”), and Arrow Investment Advisors, LLC (the “Adviser”) with respect to the Arrow Dow Jones Global Yield ETF (the “Global Yield ETF” or the “Fund”).

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board and the Board’s discussions with key personnel of the Adviser. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement:

Nature, Extent and Quality of Services. In considering the renewal of the Advisory Agreement, the Board considered the nature, extent, and quality of services that the Adviser provided to the Fund, including the Adviser’s personnel and resources, a description of the manner in which investment decisions are made and executed, and a review of the financial condition of Arrow. The Board reviewed the services the Adviser provided, including the backgrounds of the personnel that provided the investment management and related services. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered the Adviser’s management of service provider relationships and oversight of sub-advisers.

The Board found that the Adviser had a strong culture of research and compliance at the firm and had demonstrated an ongoing commitment to analyzing various investment strategies in an effort to enhance returns to shareholders. Further, the Board considered the consistency of the Adviser’s team, which provided the Adviser with tremendous experience and intellectual capital. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methodologies and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund were satisfactory.

Performance. The Board reviewed the Fund’s average total return compared to the average total returns of its peer group, Morningstar category average (Morningstar World Allocation) and benchmark index (Dow Jones Global Composite Yield Index). The Board noted that the Fund’s total return outperformed its peer group and Morningstar category average over the year-to-date period, however, the Fund’s total return underperformed its peer group and Morningstar category average over the one- year, three-year, and five- year periods. The Board considered the Adviser’s explanation that the underperformance can be attributed to the Fund’s holdings, trade execution and operational costs. The Board also considered that Fund was performing within the Adviser’s expectations. The Board concluded that the performance of the Fund was satisfactory.

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2020

Advisory Fee. The Board reviewed the Fund’s advisory fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the advisory fee and expense ratio to those of each Fund’s peer group and Morningstar category averages. The Board noted that with respect to the Global Yield ETF, the advisory fee was in-line with its peer group and above the average of its Morningstar category; however, the overall expense ratio was in a reasonable range. The Board discussed their duties to evaluate whether the advisory fees were not unreasonable. The Board noted that the Adviser’s fees are reasonably applied based on the nature of the Fund’s investment strategy. The Board noted that funds considered to be “alternative strategies” may generally require enhanced oversight compared to more traditional asset classes and that such additional cost may be evident in the level of the advisory fee. The Board discussed the level of work involved in the Adviser’s oversight of the Fund. In light of the nature, quality and extent of services the Adviser provided, the Board concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted the Fund had yet reached an asset level where the Adviser could realize meaningful economies of scale. The Board observed that economies of scale would be considered in the future as the Fund’s asset level grows.

Profitability. The Board also reviewed the profitability of the Adviser with respect to the Fund. The Board concluded that the profitability of the Adviser in connection with the management of the Fund was reasonable, and that profits were necessary to adequately incentivize the Adviser to continue to provide high quality services.

Fallout Benefits. Because of its relationship with the Fund, the Adviser and its affiliates may receive certain benefits. The Board reviewed materials provided by the Adviser as to any such benefits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement were fair and reasonable, and that the continuation of the Advisory Agreement was in the best interests of the Fund.

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
January 31, 2020

This chart provides information about the Trustees and officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, unless otherwise noted.

Non-Interested Trustees

Name, Address, and Year of Birth	Position(s)/Term of Office*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee
Robert S. Andrialis Born in 1944	Trustee since 2014	Independent Consultant (2016–present); Advisor, INDXX, LLC (2014 – 2016); President, Secured Growth Quantitative Research (2011–2014).	10	Arrow Investments Trust
Paul Montgomery Born in 1953	Trustee since 2011	Director of Research, Scotia Partners, LLC (2012-present).	10	Arrow Investments Trust
Thomas T. Sarkany Born in 1946	Trustee since 2014	Founder and President, TTS Consultants, LLC (2010 – present).	10	Arrow Investments Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV; Aquila Distributors

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
January 31, 2020

Interested Trustees and Officers

Name, Address, and Year of Birth	Position(s)/Term of Office*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee
Joseph Barrato[2] Born in 1965	Chairman of the Board, Trustee, President, and Principal Executive Officer since 2011	Founder and Chief Executive Officer, Arrow Investment Advisors, LLC (2006-present).	10	Arrow Investments Trust
Sothara Chin Born in 1966	Chief Compliance Officer since 2018; Previously from 2011-2015	Managing Partner of Fit Compliance, LLC (2017 - present); Chief Operations Officer and Chief Compliance Officer, Impact Us Marketplace, LLC (2015-2017); Chief Compliance Officer, Arrow Investment Advisors, LLC (2011-2015).	N/A	N/A
Jake Griffith Born in 1978	Secretary since 2011	Founder, President, and Director of Sales, Arrow Investment Advisors, LLC (2006-present).	N/A	N/A
Sam Singh 80 Arkay Dr. Hauppauge, NY 11788 Born in 1976	Principal Financial Officer and Treasurer since 2013	Vice President (2015 - present); Assistant Vice President (2011-2015), Gemini Fund Services, LLC.	N/A	N/A

*	The term of office for each Trustee will continue indefinitely until the individual resigns or is removed. Officers of the Trust are elected annually.

1	The “Fund Complex” includes Arrow Investments Trust, a registered management investment company, in addition to the Trust.

2	Joseph Barrato is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment advisor to each Fund, Arrow Investment Advisors, LLC.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

PRIVACY NOTICE

FACTS	WHAT DOES ARROW ETF TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow ETF Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Arrow ETF Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-277-6933

Who we are
Who is providing this notice?	Arrow ETF Trust
What we do
How does Arrow ETF Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow ETF Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Arrow ETF Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Arrow ETF Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Arrow ETF Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-877-277-6933.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive
Suite 100
Laurel, MD 20707

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Andrialis is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $14,500

2019 - $14,500

(b)	Audit-Related Fees

2020 - None

2019 – None

(c)	Tax Fees

2020 - $ 2,500

2019 - $ 2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2020	2019
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $2,500

2019 - $2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which Shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow ETF Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 4/09/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 4/09/20

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 4/09/20